IRA Ideal!

Defined Asset Funds[SM]


Select Ten Portfolio

1998

Series 3

A Defined
Strategy for
Total Return

[ML logo] Merrill Lynch


SELECTING INVESTMENTS

FOR YOUR PORTFOLIO CAN BE

COMPLICATED -- UNLESS YOU

HAVE A STRATEGY.


The Select Ten Strategy

The Portfolio seeks total return by holding the ten highest dividend-yielding stocks of the Dow Jones Industrial Average (DJIA)(*) for about one year (the "Strategy").

The Portfolio looks for potential values in the equity market by investing in established companies whose prices may be depressed. It consists of approximately equal values of the ten stocks in the DJIA with the highest dividend yields at the time of the offering.

Each year, we intend to reapply the screening process to select a new Portfolio. You can reinvest in the next Portfolio, if available, at a reduced sales charge, or you can redeem your investment. Although each Portfolio is a one-year investment, we recommend you stay with the Strategy for at least three to five years for potentially more consistent results.

It's Convenient

Invest in a fixed Portfolio of widely held stocks with just one purchase and enjoy the advantages of:

o    Low cost.  The minimum investment is about $250.

o Quarterly dividends. You will receive four consolidated checks per year, not 40 for the 10 stocks.

o Reinvestment. You may choose to reinvest your dividends at a reduced sales charge to compound your income.

o No sell decisions. You are buying and holding for about a year, a Portfolio of established companies with relatively high dividend yields.

------------
     (*) Dow Jones & Company, Inc., owner of the name "Dow Jones Industrial Average," is unaffiliated with, and did not participate in the creation of the Portfolio or the selection of its stocks, and has neither reviewed nor approved any information in this brochure or the prospectus relating to the Portfolio. "S&P 500" is a trademark of The McGraw-Hill Companies, Inc.


Select Ten Portfolio-- 1998 Series 3(1)
                                                Ticker        Current Dividend
     Name of Issuer                             Symbol             Yield(2)

 1.  Philip Morris Companies, Inc.                MO               3.65%

 2.  J.P. Morgan & Company, Inc.                  JPM              3.02

 3.  Chevron Corporation                          CHV              2.95

 4.  Minnesota Mining & Manufacturing             MMM              2.94
     Company

 5.  General Motors Corporation                   GM               2.77

 6.  Caterpillar Inc.                             CAT              2.47

 7.  Exxon Corporation                            XON              2.34

 8.  Du Pont (E.I.) De Nemours & Company          DD               2.26

 9.  International Paper Company                  IP               2.24

 10. AT&T Corporation                              T               2.18

The Portfolio does not reflect the research opinions or any buy or sell recommendations of any of the Sponsors.

(1)   Initial date of deposit -- August 3, 1998.

(2) Current Dividend Yield for each security was calculated by annualizing the last quarterly or semi-annual ordinary dividend received on that security and dividing the result by its market value as of the close of trading on July 31, 1998. There can be no assurance that future dividends, if any, will maintained at the indicated rates.

Past Performance of Prior Select Ten Portfolios

     The chart below shows average annual total returns for the following Series, which assume annual "rollovers" into the next Portfolio. We've also included returns for the most recently completed Portfolio of each Series.

Series From Inception Through 6/30/98     Most Recently Completed Portfolio
5/17/91     Series B     16.24%         5/27/97-6/30/98     Series B     11.29%
1/3/92      Series A     16.33          1/27/97-2/27/98     Series A     18.90
9/1/92      Series C     20.21          9/17/96-10/24/97    Series C     28.52
7/22/96     Series 3     24.27          7/22/96-8/29/97     Series 3     33.68
11/1/96     Series 5     19.25          11/1/96-12/12/97    Series 5     25.85
1/2/97      Series J     14.26          1/2/97-1/30/98      Series J     12.87
2/25/97     Series 1     10.26          2/25/97-3/27/98     Series 1     19.38
4/28/97     Series 2     16.77          4/28/97-6/5/98      Series 2     24.49

Past performance is no guarantee of future results. Average annual total returns represent price changes plus dividends reinvested, divided by the initial public offering price, and reflect maximum sales charges and expenses. Returns for Series From Inception differ from Most Recently Completed Portfolio because the former figures reflect a reduced sales charge on rollovers and different performance periods.

[logo] Select Ten Portfolio DJIA

The Dow Jones Industrial Average

The Dow Jones Industrial Average consists of 30 common stocks chosen by the editors of The Wall Street Journal as representative of the New York Stock Exchange and of American industry. These companies are highly capitalized and their stocks are widely held by both individual and institutional investors. The current companies are:

Allied Signal
Aluminum Co. of America
American Express
AT&T
Boeing
Caterpillar
Chevron
Coca-Cola
Du Pont
Eastman Kodak
Exxon
General Electric
General Motors
Goodyear
Hewlett-Packard
IBM
International Paper
Johnson & Johnson
J.P. Morgan & Co.
McDonald's
Merck
Minnesota Mining & Manufacturing (3M)
Philip Morris
Procter & Gamble
Sears Roebuck & Co.
Travelers Group
Union Carbide
United Technologies
Wal-Mart Stores
Walt Disney



Hypothetical Past Performance of the Strategy (not any Portfolio)

Growth of $10,000 Invested 1/1/73 Through 6/30/98

[A mountain chart compares the cumulative annual performance from 1/1/73 through 6/30/98 of the Strategy(3) (ochre), the DJIA (pink) and the S&P
500 Index(*) (purple). An ochre box in the upper left quadrant indicates the components of the Strategy performance section of the chart ("net of sales charges and expenses"). The horizontal (X) axis compares the cumulative annual performance by year, from 1/1/73 through 1998. The vertical (Y) axis reflects the dollar amount value for each index from 1/1/73 through 6/30/98. The initial value of each investment is $10,000. Throughout the period from 1/1/73 through 6/30/98, increases in each investment build towards the Y axis. At the end of this period, the Y axis reflects the ending value of the Strategy ($458,377), the ending value of the DJIA ($242,620) and the ending value of the S&P 500 Index ($241,866).

Since stocks in the Portfolio were chosen solely by applying the Strategy, we analyzed the Strategy to see how it could have performed. Past performance of the Strategy is no guarantee of future results of any Portfolio. The Strategy would have underperformed the DJIA in 12 and the S&P 500 Index in 11 of the last 25 years. There can be no assurance that any Portfolio will outperform either index.

Annual Total Returns
Strategy returns are net of sales charges and expenses(3)

                                        S&P 500                                            S&P 500
Year       Strategy        DJIA          Index      Year        Strategy        DJIA        Index
1973        -4.08%        -13.12%       -14.66%     1987          5.06          6.02         5.67
1974        -2.40         -23.14        -26.47      1988         22.44         15.95        16.58
1975        55.65          44.40         36.92      1989         26.65         31.71        31.11
1976        33.25          22.72         23.53      1990        -10.14         -0.57        -3.20
1977        -2.90         -12.71         -7.19      1991         31.81         23.93        30.51
1978        -1.91           2.69          6.39      1992          6.44          7.34         7.67
1979        10.48          10.52         18.02      1993         25.30         16.72         9.97
1980        24.69          21.41         31.50      1994          1.95          4.95         1.30
1981         5.51          -3.40         -4.83      1995         34.97         36.48        37.10
1982        23.78          25.79         20.26      1996         26.34         28.57        22.69
1983        36.93          25.68         22.27      1997         19.92         24.78        33.10
1984         5.41           1.06          5.95     6/30/98        6.18         14.11        17.66
1985        27.00          32.78         31.43
1986        32.96          26.91         18.37     Average       16.18%        13.32%       13.31%

Average Annual Total Returns
For periods ending 12/31/97

                    3 year    5 year    10 year    15 year    20 year    25 year
Strategy(3)         26.61%    20.98%     17.52%     18.57%     16.89%     16.25%
DJIA                29.85%    21.81%     18.41%     18.21%     16.33%     13.01%
S&P 500 Index       30.82%    20.06%     17.89%     17.37%     16.41%     12.85%


The results shown are hypothetical past performance of the Strategy (not any Portfolio) and are no guarantee of future results. Returns represent price changes plus dividends reinvested at each year end, divided by the initial public offering price and do not reflect the deduction of any commissions or taxes. Portfolio performance will differ from the Strategy because of commissions, Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from those used in determining Portfolio unit price, they are not fully invested at all times and stocks may not be weighted equally.

-----------
(3) Net of Portfolio sales charges (2.75% for the first year, 1.75% for each subsequent year) and estimated expenses.

Defining Your Risks

The following are important facts to keep in mind when considering this investment. Please read them carefully. Your financial professional will be happy to answer any questions you may have.

o The Portfolio is designed for investors who can assume the risks associated with equity investments. It may not be appropriate for those seeking capital preservation. U.S. equity markets have been at historically high levels and no assurance can be given that these levels will continue.

o There can be no assurance that the Portfolio will meet its objective.

o The value of your investment will fluctuate with the prices of the underlying stocks. There can be no assurance that dividend rates or stock prices will be maintained over the life of the Portfolio.

o These stocks may have higher yields because they or their industries are experiencing financial difficulties or are out of favor because of weak performance, poor earnings forecast, negative publicity or litigation/legislation. There can be no assurance that the market factors which caused these relatively low price and high yields will change.

Tax Reporting

The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and, after the primary offering period, the charge for organizational expenses. In addition, the annual statement and the relevant tax reporting forms you receive at year end will be based on the amount paid to you, net of the deferred sales charge and the charge for organizational expenses. Accordingly, you should not increase the tax basis in your units by these charges.

Generally, dividends and any gains will be subject to tax each year. Capital gains, if any, on assets held over a year will be taxed up to the maximum federal tax rate of 20%. However, on rollovers of future Portfolios, if available, investors will defer recognition of gains and losses on stocks that are transferred to the new Portfolio.

Defining Your Costs

First-time investors pay an initial sales charge of about 1% when they buy. In addition, all investors pay a deferred sales charge of $17.50 per 1,000 units, about 1.75%, deducted over the last ten months of the Portfolio.


                                      As a % of Public          Amount Per
                                       Offering Price           1,000 Units
   --------------------------------------------------------------------------
   Initial Sales Charge                    1.00%                  $10.00

   Deferred Sales Charge                   1.75%                  $17.50
                                       ===================================
   Maximum Sales Charge                    2.75%                  $27.50

   Estimated Annual Expenses               0.189%                  $1.87
   (as a % of net assets)
   --------------------------------------------------------------------------

If you sell your units before termination, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial charge will be waived. You will only pay the deferred sales charge and operating expenses.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

             Amount                   Total Sales Charge as a % of
           Purchased                     Public Offering Price
     -------------------------------------------------------------
     Less than $50,000                           2.75%
     $50,000 to $99,999                          2.50%
     $100,000 to $249,999                        2.00%
     $250,000 to $999,999                        1.75%
     $1,000,000 or more                          1.00%
     -------------------------------------------------------------

Don't Delay

Call your financial professional for a free prospectus containing more complete information, including all charges and expenses. Read the prospectus carefully before you invest.
Additional Select Ten Portfolios containing the then-highest dividend-yielding stocks may be offered in the future. Information contained herein is subject to amendment. A registration statement relating to the securities of the next Portfolio has been filed with the Securities and Exchange Commission. The securities of that Portfolio may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This brochure shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

Defined Asset Funds[SM]

Buy With Knowledge o Hold With Confidence

Other Select Series

United Kingdom Portfolio
   (Financial Times Index)
Select Growth Portfolio
Select S&P Industrial
   Portfolio
Select S&P Intrinsic Value
   Portfolio
Select S&P Industry
   Turnaround Portfolio


Equity Investor Funds
Concept Series

Premier American Portfolio
Premier World Portfolio
Real Estate Income Fund 2
Tele-Global Trust 4
Utility Portfolio


Equity Investor Funds
Index Series

S&P 500 Index Trust 2
S&P MidCap Index Trust

Other Defined Asset Funds

Corporate Income Funds
Government Securities
   Income Funds
Municipal Investment Trusts



[Recycling logo] Printed on Recycled Paper                        11342BR-8/98




[Copyright logo] 1998 Merrill Lynch, Pierce, Fenner & Smith
      Incorporated.  Member SIPC.